UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2023

Soho House & Co Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40605	86-3664553
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Strand
London, United Kingdom		WC2R 1EA
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 (0) 207 8512300

Membership Collective Group Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SHCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years

On March 17, 2023, we filed with the Secretary of State of Delaware an amendment to our Certificate of Incorporation to change our corporate name from Membership Collective Group Inc. to Soho House & Co Inc., effective March 20, 2023, and to reflect a change to the Company’s registered agent. The foregoing description of the Second Amended and Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the Second Amended and Restated Certificate of Incorporation attached as Exhibit 3.1 hereto and incorporated by reference.

In connection with our name change, our board of directors amended our bylaws to reflect the corporate name Soho House & Co Inc., also effective on March 20, 2023. No other changes were made to our bylaws. The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws attached as Exhibit 3.2 hereto and incorporated by reference.

Prior to the change of our corporate name, our stock traded on the New York Stock Exchange under the ticker symbol "MCG". From March 20, 2023, it is expected that our common stock will trade on the New York Stock Exchange under the ticker symbol "SHCO". The CUSIP for the Company’s Class A common stock will remain 586001 109.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description
3.1*	Certificate of Amendment and Restated Certificate of Incorporation of Soho House & Co Inc.
3.2*	Amended and Restated Bylaws of Soho House & Co Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Soho House & Co Inc.

Date:	March 20, 2023	By:	/s/ Thomas Allen
Thomas Allen, Chief Financial Officer